UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  December 4, 2009

CHINA MEDIAEXPRESS HOLDING, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33746	20-8951489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 2805, Central Plaza, Wanchai Hong Kong	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   +852 2827 6100

_______________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountants

On December 4, 2009, China MediaExpress Holding, Inc. (the “Company”) dismissed its principal independent accountant, AJ. Robbins, P.C. (“AJR”) from its engagement with the Company, which dismissal was effective immediately.  AJR was engaged by the Company on October 15, 2009 upon its business combination with Hong Kong Mandefu Holdings Limited. The decision to dismiss AJR as the Company’s principal independent accountant was approved by the Audit Committee of the Company on December 4, 2009.

There were no disagreements between the Company and AJR on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, from the time of AJR’s engagement up to the date of dismissal which disagreements that, if not resolved to AJR’s satisfaction, would have caused AJR to make reference to the subject matter of the disagreement in connection with its report issued in connection with the audit of the Company’s financial statements.  None of the reportable events described under Item 304(a)(1)(v)(A)-(D) of Regulation S-K occurred within the two fiscal years of the Company ended December 31, 2007 and 2008 and subsequently up to the date of dismissal.  AJR did not perform an audit of the financial statements of the Company for either of the past two year.  As such, there have been no such audit report of AJR on the financial statements of the Company for either of the past two year which contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.  AJR’s audit report on financial statements for the fiscal years ended December 31, 2007 and 2008 of Hong Kong Mandefu Holding Limited, a significant subsidiary of  the Company, contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.  Attached as Exhibit 16.1 is a letter from AJR addressed to the Securities and Exchange Commission stating that it concurs with the statements made by the Company with respect to AJR in this Current Report on Form 8-K.

On December 4, 2009, the Company engaged Deloitte Touche Tohmatsu in Hong Kong ("DTT") to serve as its independent auditor, effective immediately upon the dismissal of AJR.  The decision to engage DTT as the Company’s principal independent accountant was approved by the Audit Committee of the Company on December 4, 2009.  During the two fiscal years of the Company ended December 31, 2007 and 2008, and through the date of the DTT’s engagement, the Company did not consult DTT regarding either: (i) the application of accounting principles to a specified transaction (either completed or proposed), or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a “disagreement” or “reportable event” within the meaning set forth in Regulation S-K, Item 304 (a)(1)(iv) or (a)(1)(v).

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
16.1	Letter of AJ. Robins, P.C. dated December 8, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA MEDIAEXPRESS HOLDINGS, INC.

Date: December 8, 2009	By:	/s/ Zheng Cheng
Name: Zheng Cheng
Title: Chief Executive Officer